                                                                     Exhibit 4.2

COMMON STOCK                                                      COMMON STOCK
                           C-CUBE SEMICONDUCTOR INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                             CUSIP


    FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK $.001 PAR VALUE
                                  PER SHARE OF

                           C-CUBE SEMICONDUCTOR INC.

                              CERTIFICATE OF STOCK


/s/ LARRY W. SONSINI                 [SEAL]         /s/ UMESH PADVAL

CORPORATE SECRETARY                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or notice thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants
                in common

     UNIF GIFT MIN ACT -- _____________ Custodian ____________
                             (Cust)                 (Minor)
                          under Uniform Gifts to Minors
                          Act _______________________
                                     (State)

     UNIF TRF MIN ACT -- ______________ Custodian (until age ___)
                            (Cust)
                         ______________ under Uniform Transfers
                            (Minor)
                         to Minors Act __________________________
                                                 (State)

      Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------

-------------------------------------


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     --------------------------------



                    ------------------------------------------------------------
                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without aboration or enlargement or any change whatever.



Signature(s) Guaranteed:





BY:
THE SIGNATURE SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.